Unleashing a National Low-Fare Challenger APRIL 6, 2022 Providing Customers with a Compelling Alternative to the ‘Big Four’ Carriers

Important Information for Investors and Stockholders 2 Forward Looking Statements Statements in this presentation contain various forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, which represent our management’s beliefs and assumptions concerning future events. These statements are intended to qualify for the “safe harbor” from liability established by the Private Securities Litigation Reform Act of 1995. When used in this document, the words “expects,” “plans,” “anticipates,” “indicates,” “believes,” “forecast,” “guidance,” “outlook,” “may,” “will,” “should,” “seeks,” “targets” and similar expressions are intended to identify forward-looking statements. Forward-looking statements involve risks, uncertainties and assumptions, and are based on information currently available to us. Actual results may differ materially from those expressed in the forward-looking statements due to many factors, including, without limitation, those listed in our U.S. Securities and Exchange Commission (“SEC”) filings, matters of which we may not be aware, the coronavirus pandemic including new and existing variants, the outbreak of any other disease or similar public health threat that affects travel demand or behavior, the outcome of any discussions between JetBlue and Spirit with respect to a possible transaction, including the possibility that the parties will not agree to pursue a business combination transaction or that the terms of any such transaction will be materially different from those described herein, the conditions to the completion of the possible transaction, including the receipt of any required stockholder and regulatory approvals and, in particular, our expectation as to the likelihood of receipt of antitrust approvals, JetBlue’s ability to finance the possible transaction and the indebtedness JetBlue expects to incur in connection with the possible transaction, the possibility that JetBlue may be unable to achieve expected synergies and operating efficiencies within the expected timeframes or at all and to successfully integrate Spirit’s operations with those of JetBlue, and the possibility that such integration may be more difficult, time-consuming or costly than expected or that operating costs and business disruption (including, without limitation, disruptions in relationships with employees, customers or suppliers) may be greater than expected in connection with the possible transaction. Given the risks and uncertainties surrounding forward-looking statements, you should not place undue reliance on these statements. Further information concerning these and other factors is contained in JetBlue’s SEC filings, including but not limited to, JetBlue’s 2021 Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q. In light of these risks and uncertainties, the forward-looking events discussed in this presentation might not occur. Our forward-looking statements speak only as of the date of this presentation or as of the dates so indicated. We undertake no obligation to update or revise forward-looking statements, whether as a result of new information, future events, or otherwise. Additional Information and Where to Find It This presentation relates to a proposal which JetBlue has made for a business combination transaction with Spirit. In furtherance of this proposal and subject to future developments, JetBlue (and, if a negotiated transaction is agreed to, Spirit) may file one or more proxy statements or other documents with the SEC. This communication is not a substitute for any proxy statement or other document JetBlue and/or Spirit may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF JETBLUE AND SPIRIT ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE POSSIBLE TRANSACTION. Any definitive proxy statement (if and when available) will be mailed to stockholders of Spirit. Investors and security holders of Spirit and JetBlue will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by JetBlue and Spirit through the web site maintained by the SEC at http://www.sec.gov. Participants in the Solicitation This presentation is neither a solicitation of a proxy nor a substitute for any proxy statement or other filings that may be made with the SEC. Nonetheless, JetBlue and certain of its directors and executive officers may be deemed to be participants in any solicitation with respect to the proposed transaction under the rules of the SEC. Information regarding the interests of these participants in any such proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be included in any proxy statement and other relevant materials to be filed with the SEC if and when they become available. These documents can be obtained free of charge as described in the preceding paragraph. No Offer or Solicitation This presentation shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Creating a Compelling National Low-fare Challenger, Benefitting All Stakeholders All-cash offer of $33/share clearly represents a “Superior Proposal” for Spirit shareholders Pro-competitive combination as “JetBlue Effect” is more effective in lowering legacy fares Accelerates JetBlue’s strategic plan, creating more value for all stakeholders of combined airline Combined airline would fly under the JetBlue brand, bringing its unique combination of lower fare and great experience to more customers Provides combined crewmember base enhanced career opportunities 3

Proposal Overview 4

JetBlue's Superior Proposal Offers Value, Financing, and Closing Certainty

Value certainty: JetBlue to acquire 100% of Spirit for $33 per share in cash, representing a highly attractive premium[1] for Spirit shareholders

Financing certainty: fully committed financing at signing with no contingency

- Leverages strength of existing JetBlue balance sheet
- Provides Spirit shareholders immediate liquidity and certain value

Closing certainty: commitments to close demonstrate high confidence in ability to acquire Spirit

- No JetBlue shareholder vote required
- Firm conviction in ability to obtain antitrust approvals

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[1] Represents 52% premium over Spirit's $21.73 closing price on 4-Feb-2022. and 50% premium over Spirit's $21.99 closing price on 04-Apr-2022.

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A 50% Premium to Spirit's Current Share Price[1] Offers Full and Certain Value to Spirit Shareholders

Value per Share Comparison ($)



Aggregate Equity Value
$3.6bn
$33.00
+52%
+$11.27
$21.73
+50%
+$11.01
$21.99
+37%
+$8.93
$24.07
JetBlue Proposal
Spirit Share Price as of 4-Feb-2022
Spirit Share Price as of 4-Apr-2022
Implied Value of Frontier Transaction[2] as of 4-Apr-2022

Advantages of JetBlue Proposal

- $33/share represents $11/share or 50% premium to Spirit's share price as of 4-Apr-2022
- Provides Spirit shareholders immediate liquidity and certain value
- Implies highly attractive transaction multiples for Spirit
  - 7.9x[3] 2019A EBITDAR
  - 14.4x[3] 2022E EBITDAR
- Frontier transaction value is dependent on future operational performance, and therefore, subject to market risk

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[1] Spirit current share price as of 04-Apr-2022. [2] Based on exchange ratio of 1.9126x, $2.13 of cash consideration per share, and Frontier closing price as of 04-Apr-2022. [3] Multiples based on Spirit's actual 2019A EBITDAR of $927mm and consensus estimates for Spirit 2022E EBITDAR as of 04-Apr-2022. EBITDAR is a non-GAAP financial measure. Spirit enterprise value assumes fully diluted shares outstanding of approximately 109.5 million and adjusted net debt of $3.7bn, including operating leases (as of 31-Dec-2021, based on Spirit's Form 10-K).

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Pro-competitive Features Support High Conviction in Ability to Close Transaction Proposed combination is pro-competitive: o “JetBlue Effect” is more effective than ultra-low-cost carriers in lowering legacy fares and bringing heightened competition to new cities o Greater customer benefits through increased availability of JetBlue’s unique combination of low fares and award-winning service o Both established and newer ultra-low-cost carriers face lower barriers to entry, likely expanding in a timely manner Leading to high conviction in achieving regulatory approval and consummating the transaction: o Proposal contemplates that the definitive agreement for the proposed transaction would contain contractual commitments designed to address any regulatory concern - Includes “reverse break-up fee” that would become payable to Spirit in the unlikely event the proposed transaction is not consummated for antitrust reasons - These features are more favorable than those offered to Spirit in pending transaction with Frontier 7

Strategic Rationale and Financial Impact 8

Creating Long-Term Value for all JetBlue Stakeholders Strong Strategic Rationale Creates a Compelling National Low-fare Challenger Accelerates Existing Growth Plan while Complementing Northeast Alliance (NEA) Strategy Significantly Enhances JetBlue’s Long-term Financial Returns 9

vv Bringing the Airline Customers Love to Fly to More Passengers Source: 2021, 2019 company filings; number of daily flights and destinations are based on April 2022 schedule data as of 3/25/22. Note: JetBlue and Spirit annual passengers and ASMs as of 2019. JetBlue and Spirit Aircraft and Crewmembers/Team Members as of 2021. 2019 Annual Revenues $ 8.1 billion $ 3.8 billion Annual Customers 43 million 35 million 78 million Aircraft 282 173 455 Aircraft in Order Book 156 156 312 Daily Flights 1,031 733 1,700+ Destinations 98 84 130+ unique destinations Available Seat Miles 54 million 41 million 95 million Crewmembers 22,000 10,000 32,000 10 v $ 11.9 billion

Transaction Creates a Significant Challenger to the 'Big Four,' Which Account for ~80% of Market Share

Departure Seats


American Airlines
Delta
United
Southwest
spirit
jetBlue
Alaska
jetBlue
spirit
Frontier
Allegiant
Sun Country
Breeze
Avelo

JetBlue Competitive Advantages

Name	Legacies	JetBlue	Ultra-low-cost carriers
Breadth and Depth of Network in Focus Cities / Hubs	✓	✓	
Best in Class Inflight Entertainment		✓	
Premium Cabin	✓	✓	
Robust Loyalty Program	✓	✓	
Lower Costs vs Legacy Airlines		✓	✓

Notes: Based on departure seats for full year 2022. Sources: Diio MI, DOT data.

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Access to additional growth via NEA Transaction will Complement NEA Strategy, Diversify Network Footprint, and Provide Access to Key Infrastructure Assets 12 Notes: Based on average departures/day per respective schedule for April 2022 for JetBlue and Spirit. Sources: Diio MI, DOT data. Transaction provides JetBlue with enhanced scale, as well as: • Complements existing NEA strategy • Diversifies network footprint • Provides important infrastructure assets in key U.S. cities • Accelerates organic growth plan in FLL, LAX, LAS, and MCO

Bringing Award-winning Customer Service and Lower Fares to More Customers Enhancing a unique customer offering • More customers get low fares and award-winning service across more destinations • JetBlue has won hundreds of awards since its inception – and continues to do so o Top publications and readers’ choice surveys including best domestic U.S. airline • Increase in flight schedules to a combined 130+ destinations to/from some of the largest U.S. cities Magnifying the “JetBlue Effect” • Increased scale will drive heightened competition with legacy carriers, resulting in lower fares for more customers and communities o “JetBlue Effect” leads to lower legacy fares on routes JetBlue enters • Combination would introduce JetBlue for the first time to new destinations, including St. Louis, Memphis, Louisville, Atlantic City, Myrtle Beach, and four additional destinations in Colombia • Even more airport access in valuable cities such as Los Angeles, Las Vegas, Chicago, Detroit, and Atlanta where further JetBlue growth would benefit travelers 13

Significant Benefits to Spirit and JetBlue Crewmembers 14 Provides crewmembers greater career opportunities Commitment to maintain compensation and benefits for at least 12 months for continuing Spirit team members Strong combined team with complementary expertise Cultural integration will be critical to transaction success, leveraging joint best practices from both companies

Transaction Turbocharges Existing Industry-Leading ESG Efforts

Focus Areas	Recent Highlights/Key Developments
Strong Commitment to Sustainability	• Publicly stated goal in 2020 to achieve net zero carbon emissions by 2040, including offsets • Nearing goal to convert 40% of its GSE to electric by 2025, and 50% by 2030 • Ahead of target to convert 10% of total fuel usage to sustainable aviation fuel (SAF) on a blended basis by 2030 • Increased growth of combined entity provides platform to scale existing JetBlue sustainability initiatives • Continue to support existing Spirit sustainability initiatives
Opportunity to Expand Diversity, Equity & Inclusion Efforts	• Women and people of color represent 46% and 59% of JetBlue crewmembers, respectively • Opportunity to expand JetBlue Gateways program to more families; provides a career path in Aviation with dedicated mentors to under-represented groups • Women represent ~40% of JetBlue's first group of selected Gateways Direct candidates • People of color represent more than 44% of JetBlue's Gateways Select classes

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16 Post-Transaction Net Fleet CountJetBlue Pre-Transaction Net Fleet Count Platform for Efficient and Sustainable Growth Built on a Common Airbus Family Fleet The combined order book creates natural synergies, with the potential to double current JetBlue growth rate • Provides platform for growth when OEM order books allow limited options • Retain significant flexibility to adjust growth via: o Accelerating retirement of existing E190 and A320ceo fleet o Exercising options to increase A220 and A320neo deliveries Source: Latest company filings, investor presentations. Note: Does not include any anticipated retirements / lease returns for Spirit. 214 246 8 100 60 2021 2027 387 575 8 100 60 2021 2027 A320 family A220 E190 A320 family A220 E190 282 346 455 675 +3% CAGR +7% CAGR 2 2 21 7

A Younger, Lower-Cost, Lower-Carbon Fleet Centered around the Pratt & Whitney Geared Turbofan Engine

Aircraft With New Engine Technology



% of Total Fleet
58%
5.0x growth
389
17%
77
2021
2027

Transaction Increases Efficiency, Reduces Emissions

- Provides optionality to retire older fleet faster
- Fleet simplification and modernization drive cost savings
  - Transition to an all-Airbus fleet by no later than 2026
  - 58% of the combined fleet with new engine technology by 2027
- A220 offers nearly 30 percent lower direct operating costs per seat compared to the fleet it is replacing
- New engine technology delivers double-digit improvements in fuel and carbon emissions

Source: Latest company filings, investor presentations. Note: Assumes no returns or retirements in Spirit existing fleet and order book

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Transaction Economics Supported by Compelling Synergy Opportunity

Total Annual Net Synergies

$600-$700M

Key Drivers

- Increased network relevance
- Schedule optimization
- Economies of scale on existing cost bases
- Greater JetBlue Travel Products and Loyalty relevance

Announced Run-Rate Synergy
(% of Pro-Forma Revenue in Millions)


$600
6.0%
America West
U.S. Airways
$2,000
5-6%
Delta
Northwest Airlines
$650
4.5%
spirit
jetBlue
$1,100
3.5%
United
Continental
$225
3.1%
Alaska
Virgin America
>$400
2.7%
Southwest
AirTran
$1,050
2.6%
American Airlines
U.S. Airways
Median: 3.5%

Source: Merger announcement press releases, investor presentations, company filings, management calculations. Note: Midpoint of announced synergies projection range used where available; "greater than" sign denotes instances where synergies are listed as expected to be at least the corresponding value.

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Combined Company would Further JetBlue's Progress Towards Generating Superior Margins

Doubles U.S. Market Share (by Departure Seats)



2x
Standalone
Combined Company

Doubles Revenue Growth



2x
Mid-to-high single digits
Low-to-mid double digits
Standalone
Run-Rate

Boosts Profitability



+ 2% margin expansion
Standalone
Run-Rate

Accretive to Earnings per Share



EPS Accretion
+ ~ 10%
+ ~ 20%
+ ~ 50%
Year 1 Phased Synergies
Year 2 Phased Synergies
Year 3 Run-Rate Synergies

Source: Bloomberg; median consensus estimates. Note: Market share based on departure seats for fully year 2022

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JetBlue Expected to Maintain Balance Sheet Flexibility Post-Transaction

Expect to Maintain Leverage[1] Inside Historical Levels and Continue Deleveraging Trajectory



4.4x
1.1x
1.2x
< 1.0x
~ 3.0x
4.5x
Post-transaction leverage well inside of historical levels
JetBlue expected to return to historical deleveraging trajectory as it captures synergies
2010
2015
2019
2022E
Post-Transaction
Year 3 Post-Closing
2022E Industry Median

- One of the best balance sheets in the industry allows flexibility for all-cash transaction
- Transaction to be supported by unencumbered collateral base of >$9 billion
- 25% liquidity / revenue post-transaction expected
- No significant debt maturities before 2026

jetBlue

Source: Management projections, historical financials, consensus estimates. Note: 2022E industry median excludes JetBlue. [1] Leverage metric references adjusted net debt to EBITDAR, which is a non-GAAP metric. Refer to reconciliations of non-GAAP financial measures in Appendix A.

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Creating a Compelling National Low-fare Challenger, Benefitting All Stakeholders All-cash offer of $33/share clearly represents a “Superior Proposal” for Spirit shareholders Pro-competitive combination as “JetBlue Effect” is more effective in lowering legacy fares Accelerates JetBlue’s strategic plan, creating more value for all stakeholders of combined airline Combined airline would fly under the JetBlue brand, bringing its unique combination of lower fare and great experience to more customers Provides combined crewmember base enhanced career opportunities 21

Appendix 22

Appendix A 23 Non-GAAP Financial Measures JetBlue presents the ratio of Adjusted Net Debt to EBITDAR, which is a non-GAAP financial measures, in this presentation. This non-GAAP financial measure, and the non-GAAP financial measures used to calculate it, are derived from our consolidated financial statements, but are not presented in accordance with generally accepted accounting principles in the United States, or GAAP. The most comparable GAAP measure is total debt to net income (loss). We believe these non-GAAP financial measures provide a meaningful comparison of our results to others in the airline industry and our prior year results. Investors should consider these non-GAAP financial measures in addition to, and not as a substitute for, our financial performance measures prepared in accordance with GAAP. Further, our non-GAAP information may be different from the non-GAAP information provided by other companies. In the following pages, we provide an explanation of each non-GAAP financial measure and provide a reconciliation of non-GAAP financial measures used in this presentation to the most directly comparable GAAP financial measures. Please note that we present an estimated ratio of Adjusted Net Debt to EBITDAR on a prospective basis. We are not able to provide, without unreasonable effort, a reconciliation of these estimated non-GAAP financial measures to the most directly comparable GAAP measure because we do not currently have sufficient data to accurately estimate the individual adjustments included in the most directly comparable GAAP measure that would be necessary for such reconciliations. As these adjustments are inherently variable and uncertain and depend on various factors that are beyond our control, we are also unable to predict their probable significance.

24 Adjusted Net Debt Adjusted net debt is a non-GAAP financial measure which we believe is helpful to investors in assessing our overall debt profile. We reduce our adjusted debt by cash, cash equivalents, and short-term investments resulting in adjusted net debt, to present the amount of assets needed to satisfy our debt obligations. December 31, 2019 December 31, 2015 December 31, 2010 Long-term debt and finance leases 1,990$ 1,379$ 2,850$ Current maturities of long-term debt and finance leases 344 448 183 Capitalized aircraft rent (7 * aircraft rent) 694 854 883 Adjusted Debt 3,028$ 2,681$ 3,916$ Cash and cash equivalents 959$ 318$ 465$ Short-term investments 369 558 495 Total Liquidity 1,328$ 876$ 960$ Adjusted Net Debt 1,700$ 1,805$ 2,956$ NON-GAAP FINANCIAL MEASURE ADJUSTED NET DEBT (in millions) (unaudited)

25 Earnings before interest, taxes, depreciation, amortization, rent, and special Items Earnings before interest, taxes, depreciation, amortization, and aircraft rent (EBITDAR) is a non-GAAP financial measure. We believes this measure allows investors to better understand the financial performance of the company by presenting earnings from our business operations without including the effects of capital structure, tax rates, depreciation, and amortization. We further adjusted EBITDAR to account for the impact of special items which are unusual or infrequent in nature. 2019 2015 2010 Operating income $ 800 1,216$ 333$ Add back: Depreciation and amortization 525 345 220 Earnings before interest, taxes, depreciation, and amortization 1,325$ 1,561$ 553$ Add back: Special items 14 - - Add back: Aircraft rent expense, as reported 99 122 126 Earnings before interest, taxes, depreciation, amortization, rent, and special items 1,438$ 1,683$ 679$ Adjusted Net Debt 1,700$ 1,805$ 2,956$ Adjusted Net Debt to EBITDAR 1.2 1.1 4.4 Twelve Months Ended December 31, NON-GAAP FINANCIAL MEASURE EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION, AMORTIZATION, AIRCRAFT RENT, AND SPECIAL ITEMS (in millions) (unaudited)